SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2004

PATRIOT BANK CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-26744	23-2820537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indent. No.)

High and Hanover Streets, Pottstown Pennsylvania		19464
(Address of principal executive office)		(Zip Code)

(610) 323-1500

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Item 5  Other Events

The Company’s earnings release, dated January 29, 2004, announcing its earnings for the three (3) month period ended December 31, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed herewith:

99.1     Earnings Release, dated January 29, 2004, of Patriot Bank Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT BANK CORP.

Dated: January 29, 2004	/s/ Richard A. Elko

Richard A. Elko,
President and
Chief Executive Officer